                               REPLACEMENT PROMISSORY NOTE
                               ---------------------------

     $129,902,500                                          December 20, 1996



     FOR VALUE RECEIVED, the undersigned, The Bank of New York, not in its individual or corporate capacity but solely in its capacity as Trustee of the Mid Atlantic Medical Services, Inc. Stock Compensation Trust (the "Trust") hereby promises on behalf of the Trust to pay to the order of Mid Atlantic Medical Services, Inc., a Delaware corporation (the "Company"), at the principal offices of the Company, the aggregate principal amount of $129,902,500 as shown on Schedule A attached hereto as such may be amended from time to time, with interest in arrears thereon, as hereinafter provided.

     Principal shall be paid in installments in the amounts and on the dates set forth on the Maturity Schedule attached hereto as Schedule A, the last such installment due on August 26, 2011 (the fifteenth anniversary of the Closing); PROVIDED, HOWEVER, that this Note may be prepaid in whole or in part at any time without penalty; and PROVIDED FURTHER that the principal amount of this note shall be forgiven in the event that the Trust shall have been terminated in accordance with Section 8.2 thereof and the Trustee shall have complied with the requirements of such Section. Interest on the unpaid principal balance, at an annual interest rate (the "Interest Rate") equal to 8%, shall be paid quarterly, in arrears, on each January 15th, April 15th, July 15th and October 15th commencing October 15, 1996 and shall be calculated on the basis of a 360-day year of 30-day months, as set forth on Schedule B. Whenever any payment falls due on a Saturday, Sunday or public holiday, such payment shall be made on the next succeeding business day. Certain provisions of the Trust Agreement made effective as of August 26, 1996 between the Company and the Trustee as amended and restated on December 20, 1996 relating to the Trust affect the Company's obligations to make payments of principal and interest on the Note.

     This Note shall be construed under the laws of the State of New York.

     The undersigned represents and warrants that the indebtedness represented by this Note was incurred for the purpose of purchasing shares of Common Stock of the Company.

     This Note may not be assigned by the Company, other than by operation of law, without the prior express written consent of the undersigned.

     The Company shall have no recourse whatsoever to any assets of the Trustee for repayment. The Trustee is entering into this Agreement not in its individual or corporate capacity but solely as Trustee, and no personal or corporate liability or personal or corporate responsibilities are assumed by, or shall at any time be asserted or enforceable against, the Trustee in its individual or corporate capacity under, or with respect to, this Agreement.



                                          The Bank of New York not in
                                          its individual or corporate
                                          capacity but solely in its
                                          capacity as Trustee of the
                                          Mid Atlantic Medical
                                          Services, Inc. Stock
                                          Compensation Trust



                                          By:/s/ Eugene J. Foran
                                          -------------------------
                                          Title:  Vice President
                                          -------------------------

                                          ATTEST: /s/ Katarina Antens-Miller
                                          ----------------------------------
                                          Title: Asst. Vice President
                                          ---------------------------

                                       SCHEDULE A
                                       ----------


                 Trust Year                                Principal Payment
                 ----------                                -----------------

                     1997                                      $ 4,330,084
                     1998                                      $ 8,660,167
                     1999                                      $ 8,660,167
                     2000                                      $ 8,660,167
                     2001                                      $ 8,660,167
                     2002                                      $ 8,660,167
                     2003                                      $ 8,660,167
                     2004                                      $ 8,660,167
                     2005                                      $ 8,660,167
                     2006                                      $ 8,660,167
                     2007                                      $ 8,660,167
                     2008                                      $ 8,660,167
                     2009                                      $ 8,660,167
                     2010                                      $ 8,660,167
                     2011                                      $12,990,245




                                       SCHEDULE B


             Payment Date                              Interest Payment
             ------------                              ----------------

               10/15/96                                 $1,423,589.04
               01/15/97                                 $2,619,403.84
               04/15/97                                 $2,562,460.27
               07/15/97                                 $2,590,932.05
               10/15/97                                 $2,571,950.86
               01/15/98                                 $2,532,090.36
               04/15/98                                 $2,477,044.92
               07/15/98                                 $2,504,567.64
               10/15/98                                 $2,437,184.42
               01/15/99                                 $2,357,463.43
               04/15/99                                 $2,306,214.23
               07/15/99                                 $2,331,838.83
               10/15/99                                 $2,262,557.49
              01/15/2000                                $2,182,836.50
              04/15/2000                                $2,159,110.02
              07/15/2000                                $2,159,110.02
              10/15/2000                                $2,087,930.56
              01/15/2001                                $2,008,209.57
              04/15/2001                                $1,964,552.84
              07/15/2001                                $1,986,381.21
              10/15/2001                                $1,913,303.63
              01/15/2002                                $1,833,582.64
              04/15/2002                                $1,793,722.15
              07/15/2002                                $1,813,652.40
              10/15/2002                                $1,738,676.70
              01/15/2003                                $1,658,955.72
              04/15/2003                                $1,622,891.46
              07/15/2003                                $1,640,923.59
              10/15/2003                                $1,564,049.78
              01/15/2004                                $1,484,328.79
              04/15/2004                                $1,468,194.78
              07/15/2004                                $1,468,194.78
              10/15/2004                                $1,389,422.85
              01/15/2005                                $1,309,701.86
              04/15/2005                                $1,281,230.08
              07/15/2005                                $1,295,465.97
              10/15/2005                                $1,214,795.92
              01/15/2006                                $1,135,074.93
              04/15/2006                                $1,110,399.39
              07/15/2006                                $1,122,737.16
              10/15/2006                                $1,040,168.99
              01/15/2007                                $  960,448.00
              04/15/2007                                $  939,568.69
              07/15/2007                                $  950,008.35
              10/15/2007                                $  865,542.06
              01/15/2008                                $  785,821.07
              04/15/2008                                $  777,279.54
              07/15/2008                                $  777,279.54
              10/15/2008                                $  690,915.13
              01/15/2009                                $  611,194.14
              04/15/2009                                $  597,907.31
              07/15/2009                                $  604,550.73


              10/15/2009                                $  516,288,20
              01/15/2010                                $  436,567.21
              04/15/2010                                $  427,076.62
              07/15/2010                                $  431,821.92
              10/15/2010                                $  341,661.27
              01/15/2011                                $  261,940.28
              04/15/2011                                $  256,245.93
              07/15/2011                                $  259,093.11